--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 20, 2002

                              --------------------

                      APPLIED EXTRUSION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-19188                 51-0295865

(State or other jurisdiction       (Commission File          (I.R.S. Employer
       of incorporation)                 Number)          Identification Number)



                                  15 Read's Way
                           New Castle, Delaware 19720

          (Address, of principal executive offices, including zip code)



                                 (302) 326-5500

               (Registrant's Telephone number including area code)

                              --------------------

--------------------------------------------------------------------------------

                               Page 1 of 6 pages.

Item 5. OTHER EVENTS

     On December 20, 2002, Applied Extrusion Technologies, Inc. issued a press release announcing that it will restate its financial statements for fiscal years 1998 through 2001 and the first three fiscal quarters of fiscal 2002. A copy of this press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED EXTRUSION TECHNOLOGIES, INC.

                                     By  /s/ David N. Terhune
                                       ---------------------------
                                         Name:  David N. Terhune
                                         Title: President

Date: December 20, 2002

                                  EXHIBIT INDEX

99.1  Press Release dated December 20, 2002